r77d.txt

PIMCO Funds

Supplement Dated November 12, 2010 (as revised May 2, 2011) to all PIMCO Funds Prospectuses (the Prospectuses) and the PIMCO
Funds Statement of Additional Information (the SAI), each as supplemented and revised from time to time

Disclosure Related to Modification of Certain Exchange and Other
Arrangements

The Boards of Trustees of PIMCO Funds and PIMCO Equity Series (collectively, the PIMCO Funds) approved the modification of certain shareholder arrangements that involve certain affiliated funds, including Allianz Funds and Allianz Funds Multi-Strategy Trust (collectively, the Allianz Funds).

As relating to orders for purchase, redemption or exchange transactions, each effective date as used herein refers to the date of Net Asset Value determination applicable to such order (generally, the date on which such order is processed pursuant to the PIMCO Funds trade processing procedures), regardless of the date that such order is transmitted by a shareholder to a broker or other financial intermediary.

Please refer to the Prospectuses and SAI for additional detail on the exchange and other arrangements discussed in this Supplement.

Exchanges (All Classes)

Effective April 11, 2011, PIMCO Funds shares will no longer be permitted to be exchanged for Allianz Funds shares. Therefore, as of April 11, 2011, all statements in the Prospectuses relating to the Allianz Funds being available to PIMCO Funds shareholders for exchange are deleted. On and after April 11, 2011, where PIMCO Funds shareholders purchase Allianz Funds shares with proceeds from the redemption of PIMCO Funds shares, such transactions will not be treated as exchanges eligible for sales charge waivers or other arrangements associated with exchanges. In addition, the redeemed shares will be subject to any applicable contingent deferred sales charges (CDSCs), and the purchased shares will be subject to the full length of any CDSC holding period applicable to newly-purchased shares.

Sales Charge Waivers, Reductions (Class A Shares Only)

Effective April 11, 2011, the Allianz Funds are deleted from the definition of Eligible Funds in the Prospectuses. Therefore, as described below with respect to various existing arrangements described in the Prospectuses and SAI, the calculation of certain sales charge waivers or reductions that currently include purchases, intended purchases or holdings of both Allianz Funds and PIMCO Funds will be modified to delete Allianz Funds with the effectiveness noted below for each such arrangement.

Combined Purchases

Effective April 11, 2011, a PIMCO Funds shareholder who qualifies as a Qualifying Investor (as that term is defined in the Prospectuses) will no longer be permitted to combine concurrent purchases of Class A shares of one or more Allianz Funds with purchases of one or more PIMCO Funds for purposes of qualifying for a sales charge waiver or reduction. Rather, effective April 11, 2011, shareholders will only be permitted to combine concurrent purchases of Class A shares of one or more PIMCO Funds for purposes of qualifying for a sales charge waiver or reduction.

Letters of Intent

Effective for Letters of Intent received on and after April 11, 2011, Letters of Intent, through which investors in the PIMCO Funds may qualify for a sales charge waiver or reduction based on express written intent of future share purchases, will no longer be permitted to include intended purchases of Allianz Funds shares.

Reinstatement

Effective April 11, 2011, in cases where any proceeds from redemptions of Class A shares of a PIMCO Fund are reinvested into Class A shares of an Allianz Fund, the Allianz Funds purchase will be subject to any applicable sales charge. Redeemed PIMCO Funds shares that are otherwise eligible for reinstatement will continue to be eligible for reinstatement into an Allianz Fund without a sales charge until the earlier of (i) the 120th day following redemption or (ii) the business day immediately prior to April 11, 2011.

________________________________________

Cumulative Quantity Discount (Right of Accumulation)

Effective April 11, 2011, holdings of Allianz Funds shares will not be eligible for aggregation with holdings of PIMCO Funds shares for purposes of qualifying for a cumulative quantity discount (right of accumulation) sales charge waiver or reduction on purchases of PIMCO Funds shares. Rather, effective April 11, 2011, shareholders will only be permitted to aggregate holdings of Class A shares of one or more PIMCO Funds for purposes of qualifying for a cumulative quantity (right of accumulation) sales charge waiver or reduction.

Dividend Reinvestment

Effective April 11, 2011, PIMCO Funds shareholders will no longer be permitted to elect to have their PIMCO Funds distributions automatically reinvested in shares of the same class of any Allianz Fund. As of that date, all references to the Allianz Funds with respect to Dividend Reinvestments in the Prospectuses are deleted.

PIMCO Funds shareholders may continue to elect to have distributions invested in the same class of another PIMCO Fund. PIMCO Funds shareholders who currently have elected to have PIMCO Funds distributions reinvested in shares of an Allianz Fund are encouraged to contact PIMCO Funds, or the financial intermediary through which they invest, to select another option prior to April 11, 2011. Any PIMCO Funds shareholder who has elected to reinvest distributions in an Allianz Fund and does not select another option prior to April 11, 2011 will have future distributions reinvested into additional shares of the same class of the PIMCO Fund issuing the distributions, unless and until the PIMCO Funds are informed otherwise by the shareholder or the shareholders financial intermediary.

Minimum Account Size Requirement (Class A, B, C, D and R Shares Only)

Effective April 11, 2011, a shareholders Class A, B, C, D or R account with Allianz Funds will not be aggregated with the shareholders account with the PIMCO Funds for purposes of qualifying for an exception to the PIMCO Funds Minimum Account Size requirement. As of that date, all references to the Allianz Funds with respect to the Minimum Account Size requirement in the Prospectuses are deleted.

Statement of Additional Information

Effective April 11, 2011, corresponding changes are hereby made to the SAI.

Supplement Dated September 15, 2011 to the Bond Funds
Class A, Class B, Class C and Class R Prospectus and Bond Funds
Institutional Class, Class M, Class P, Administrative Class and
Class D Prospectus, each dated July 31, 2011, as supplemented from time to time (the Prospectuses)

Disclosure Related to the PIMCO Global Advantage Strategy Bond Fund
(the Fund)

Effective October 1, 2011, the Funds portfolio will be jointly managed by Mohamed El-Erian, Ramin Toloui, and Andrew Balls. Therefore, effective October 1, 2011, the paragraph in the Investment Adviser/Portfolio Manager section in the Funds Fund Summary in the Prospectuses is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Funds portfolio is jointly managed by Mohamed El-Erian, Ramin Toloui, and Andrew Balls. Dr. El-Erian is the Chief Executive Officer and Co-Chief Investment Officer of PIMCO. Mr. Toloui is an Executive Vice President of PIMCO. Mr. Balls is a Managing Director of PIMCO. Dr. El-Erian and Mr. Toloui have managed the Fund since February 2009, and Mr. Balls has managed the Fund since October 2011.

In addition, effective October 1, 2011, the following disclosure is added to the table in the Management of the Funds Individual
Portfolio Managers section of the Prospectuses:

		Portfolio
Fund	  	Manager	   Since    Recent Professional Experience
------------    ---------  -------  -------------------------------
PIMCO Global 	Andrew	   10/11    Managing Director, PIMCO.
Advantage 	Balls		    He joined PIMCO in 2006 and
Strategy 			    is a member of the Investment
Bond				    Committee and head of
				    European portfolio management.
				    Prior to joining PIMCO, he spent
				    eight years at the Financial
				    Times, most recently as editor
				    of the U.S. Lex column and as
				    chief economics correspondent
				    in Washington, D.C.


Additionally, effective October 1, 2011, the footnote to the above table pertaining to the portfolio managers of the Fund is deleted in its entirety.

Supplement Dated September 14, 2011 to the Bond Funds Class A, Class B, Class C and Class R Prospectus and Bond Funds Institutional Class, Class M, Class P, Administrative Class and Class D Prospectus, each dated July 31, 2011, as supplemented from time to time
(the Prospectuses)

Disclosure Related to the PIMCO Emerging Markets Bond Fund (the Fund)

Effective January 1, 2012, the Funds portfolio will be jointly managed by Ramin Toloui and Michael Gomez. Therefore, effective January 1, 2012, the paragraph in the Investment Adviser/Portfolio Manager section in the Funds Fund Summary in the Prospectuses is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Funds portfolio is jointly managed by Ramin Toloui and Michael Gomez.
Mr. Toloui and Mr. Gomez are each an Executive Vice President of PIMCO. Mr. Toloui has managed the Fund since January 2011 and Mr. Gomez has managed the Fund since January 2012.

In addition, effective January 1, 2012, the following disclosure is added to the table in the Management of the Funds Individual Portfolio Managers section of the Prospectuses:

		Portfolio
Fund	  	Manager	   Since    Recent Professional Experience
------------    ---------  -------  -------------------------------
PIMCO   	Michael	   1/12     Executive Vice President, PIMCO.
Emerging 	Gomez		    He has been a member of the
Markets 			    emerging markets team since
Bond				    joining PIMCO in 2003.
				    Prior to joining PIMCO,
				    Mr. Gomez was associated with
				    Goldman Sachs where he was
				    responsible for proprietary
				    trading of bonds issued by
				    Latin American countries.
				    Mr. Gomez joined Goldman
				    Sachs in July 1999.

Supplement dated September 14, 2011 to the
Statement of Additional Information dated July 31, 2011, as supplemented from time to time (the SAI)

Disclosure Related to the PIMCO Global Advantage Strategy Bond
Fund (the Fund)

Effective October 1, 2011, the Funds portfolio will be jointly managed by Mohamed El-Erian, Ramin Toloui, and Andrew Balls. Therefore, effective October 1, 2011, the following disclosure is added to the table in the Portfolio Managers Other Accounts Managed section of the SAI:

							Total Assets														Total		Number of	Accounts
			Assets		Accounts	Paying a
	       Total  	of All 		Paying a	Performance
	    Numberof 	Accounts(in $ 	Performance	Fee (in $
	    Accounts	millions)	Fee		millions)
---------  ---------	------------- 	------------  	---------------
Balls24
Registered
Investment
Companies	0	    N/A		    0		     N/A

Other
Pooled
Investment
Vehicles	19	$11,377.00	    1              $215.60

Other
Accounts	35	$12,490.23	    7	         $2,446.78


24 Mr. Balls co-manages the PIMCO Global Advantage Strategy Bond Fund, which had $3,475.4 million of total assets under management as of July 31, 2011.

In addition, effective October 1, 2011, the following sentences are added to the end of the paragraph immediately preceding the above table:

Effective October 1, 2011, Andrew Balls is a portfolio manager of the PIMCO Global Advantage Strategy Bond Fund. Information pertaining to accounts managed by Mr. Balls is as of July 31, 2011.

Additionally, effective October 1, 2011, the following disclosure is added to the table in the Portfolio Managers Securities Ownership section of the SAI:

Portfolio	Funds Managed by  		Dollar Range of
Manager	   	Portfolio Manager 		Shares Owned
-------------   ------------------------	--------------------
Balls8		PIMCO Global Advantage
		Strategy Bond 				None


8 Effective October 1, 2011, Mr. Balls co-manages the PIMCO Global Advantage Strategy Fund. As of July 31, 2011, to the best of the
Trusts knowledge, Mr. Balls did not own any shares of the PIMCO Global Advantage Strategy Fund.

Supplement dated September 14, 2011 to the
Statement of Additional Information dated July 31, 2011, as supplemented from time to time (the SAI)

Disclosure Related to the PIMCO Emerging Markets Bond Fund (the Fund)

Effective January 1, 2012, the Funds portfolio is jointly managed by Ramin Toloui and Michael Gomez. Therefore, effective January 1, 2012, the disclosure pertaining to Mr. Gomez in the table in the Portfolio Managers Other Accounts Managed section of the SAI is deleted in its entirety and replaced with the following:

							Total Assets														Total		Number of	Accounts
			Assets		Accounts	Paying a
	       Total  	of All 		Paying a	Performance
	    Numberof 	Accounts(in $ 	Performance	Fee (in $
	    Accounts	millions)	Fee		millions)
---------  ---------	------------- 	------------  	---------------
Gomez6

Registered
Investment
Companies	 0	     N/A		0		N/A

Other
Pooled
Investment
Vehicles	16	$13,207.11		1	    $466.60

Other
Accounts	26	 $8,548.55	 	3	    $765.26

6 Mr. Gomez manages the PIMCO Emerging Markets Currency Fund, which has $4,533.4 million in total assets under management, and the PIMCO Emerging Local Bond Fund, which has $6,897 million in total assets under management. In addition, effective January 1, 2012, Mr. Gomez will co-manage the PIMCO Emerging Markets Bond Fund, which had $4,476.3 million of total assets under management as of August 31, 2011.

In addition, effective January 1, 2012, the following sentences are added to the end of the paragraph immediately preceding the above table:

Effective January 1, 2012, Michael Gomez is a portfolio manager of the PIMCO Emerging Markets Bond Fund. Information pertaining to accounts managed by Mr. Gomez is as of August 31, 2011.

Additionally, effective January 1, 2012, the following disclosure is added to the table in the Portfolio Managers Securities Ownership section of the SAI:

Portfolio	Funds Managed by  		Dollar Range of
Manager	   	Portfolio Manager 		Shares Owned
-------------   ------------------------	--------------------
Gomez9		PIMCO Emerging
		Markets Bond 				None

9  Effective January 1, 2012, Mr. Gomez co-manages the PIMCO
Emerging Markets Bond Fund. As of August 31, 2011, to the best of the Trusts knowledge, Mr. Gomez did not own any shares of the PIMCO Emerging Markets Bond Fund.

Supplement Dated July 21, 2011 to the Bond Funds
Institutional Class, Class M, Class P, Administrative
Class and Class D Prospectus and the Bond Funds Class A,
Class B, Class C and Class R Prospectus, each dated July 31, 2010, as supplemented and revised from time to time (the Prospectuses)

Disclosure Related to the PIMCO California Intermediate Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund (each a Fund, collectively the Funds)

Effective immediately, Joe Deane is the portfolio manager of the Funds. Therefore, effective immediately, the last two sentences in the section titled Investment Adviser/Portfolio Manager in each Funds Fund
Summary in the Prospectuses are deleted and replaced with the following:

The Funds portfolio is managed by Joe Deane. Mr. Deane is an Executive Vice President of PIMCO and he has managed the Fund since July 2011.

In addition, effective immediately, the disclosure in the table entitled Individual Portfolio Managers providing information with respect to the Funds in the Management of the Funds Individual Portfolio Managers section of the Prospectuses is deleted and replaced with the following:


					   Recent
	  	  Portfolio       	   Professional
Fund		  Manager	Since	   Experience
----------------  ----------    -------  -------------------------------
PIMCO California  Joe Deane	07/11	 Executive Vice President, PIMCO.
 Intermediate 				 He joined PIMCO in 2011and is
 Municipal Bond				 the head of the municipal bond
PIMCO California 			 portfolio management team.
 Short Duration 			 Prior to joining PIMCO, he
 Municipal Income			 served as Managing Director,
PIMCO High Yield 			 Co-Head of the Tax-Exempt
 Municipal Bond				 Department for Western Asset
PIMCO Municipal 			 Management Company.
 Bond					 Previously he was Managing
PIMCO New York 				 Director, Head of Tax-Exempt
 Municipal Bond				 Investments for Smith
PIMCO Short 				 Barney/Citigroup Asset
 Duration 				 Management from 1993 to 2005
 Municipal
 Income	  		  	 		  	  	            .

Supplement Dated July 21, 2011 to the
Statement of Additional Information, dated July 31, 2010, as supplemented and revised from time to time (the SAI)

Disclosure Related to the PIMCO California Intermediate Municipal
Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund (each a Fund, collectively the Funds)

Effective immediately, Joe Deane is the portfolio manager of the Funds. Therefore, effective immediately, all references to the Funds in footnote 3 following the table beginning on page 79 in the subsection titled Portfolio Managers Other Accounts Managed are deleted and the following is added to the same subsection of the SAI:

							Total Assets														Total		Number of	Accounts
			Assets		Accounts	Paying a
	   Total  	of All 		Paying a	Performance
	   Numberof 	Accounts(in $ 	Performance	Fee (in $
	   Accounts	millions)	Fee		millions)
---------  ---------	------------- 	------------  	---------------
Deane23

Registered
Investment
Companies	0	   N/A		   N/A		   N/A

Other
Pooled
Investment
Vehicles 	0	   N/A		   N/A		   N/A

Other
Accounts	0	   N/A		   N/A		   N/A


23 As of July 21, 2011, Mr. Deane manages the following Funds, which had total assets under management, as of March 31, 2011, in the amounts shown in parenthesis following the Funds name: PIMCO California
Intermediate Municipal Bond Fund ($99 million), PIMCO California Short Duration Municipal Income Fund ($285 million), PIMCO High Yield
Municipal Bond Fund ($211 million), PIMCO Municipal Bond Fund ($266 million), PIMCO New York Municipal Bond Fund ($151 million), and PIMCO Short
Duration Municipal Income Fund ($333 million).

Additionally, effective immediately, the following sentence is added to the end of the paragraph immediately preceding the above table:

Effective July 21, 2011, Joe Deane is the portfolio manager of the PIMCO California Intermediate Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund. Information pertaining to accounts managed by Mr. Deane is as of June 30, 2011.

Additionally, effective immediately, the section of the table beginning on page 85 in the subsection titled Portfolio Managers Securities Ownership relating to the Funds is deleted and replaced with the following:


Portfolio     Funds Managed				Dollar Range of
Manager	      by Portfolio Manager			Shares Owned
---------     -------------------------------------	----------------
Deane9	      PIMCO California Intermediate
		Municipal Bond 				None
	      PIMCO California Short Duration
	      Municipal Income				None
	      PIMCO High Yield Municipal Bond		None
	      PIMCO Municipal Bond 			None
	      PIMCO New York Municipal Bond		None
	      PIMCO Short Duration Municipal Income 	None

9 As of July 21, 2011, Mr. Deane manages the PIMCO California Intermediate Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund.
As of June 30, 2011, to the best of the Trusts knowledge, Mr. Deane did not own any shares of the PIMCO California Intermediate Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO New York Municipal Bond Fund or PIMCO Short Duration Municipal Income Fund.

Supplement dated July 31, 2011 to the
Bond Funds Class A, Class B, Class C and Class R Prospectus; and
Bond Funds Institutional Class, Class M, Class P, Administrative
Class and Class D Prospectus, each dated July 31, 2011, as supplemented from time to time (the Prospectuses)

Disclosure Related to the PIMCO Developing Local Markets Fund
(to be renamed the PIMCO Emerging Markets Currency Fund effective
August 16, 2011) (the Fund)

IMPORTANT NOTICE REGARDING CHANGE IN FUND NAME AND INVESTMENT POLICY

The Board of Trustees of PIMCO Funds approved a proposal to change both the name of the Fund and a related non-fundamental investment policy of the Fund. The Fund previously adopted a policy to provide Fund shareholders with at least 60 days notice prior to a change in the Funds name and related non fundamental investment policy. Such notice was provided through a similar supplement dated May 24, 2011. Accordingly, the Funds name and non fundamental investment policy changes will become effective on August 16, 2011. The Funds investment objective, fees and expenses, investment adviser and portfolio manager remain the same.

Therefore, until August 16, 2011, all references to the Funds name in the Prospectuses shall be deleted and replaced with:

PIMCO Developing Local Markets Fund

In addition, until August 16, 2011, the first two paragraphs of the Principal Investment Strategies section of the Funds Fund Summary in the Prospectuses are deleted in their entirety and replaced with the following:

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed
Income Instruments denominated in the currencies of, developing markets.
The Fund defines a developing market as any non U.S. country, excluding those countries that have been classified by the World Bank as high-income OECD economies for the past five consecutive years. The Funds investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of non-U.S. countries described above may be invested in other types of Fixed Income Instruments. Fixed Income Instruments include bonds, debt securities and other similar instruments issued by various U.S. and non U.S. public or private sector entities.

The Fund may invest in the currencies and Fixed Income Instruments of emerging market countries. Pacific Investment Management Company LLC (PIMCO) will select the Funds country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

Supplement Dated July 31, 2011 to the
Statement of Additional Information dated July 31, 2011, as supplemented from time to time (the Statement of Additional Information) Disclosure Related to the PIMCO Developing Local Markets Fund (to be renamed the PIMCO Emerging Markets Currency Fund effective August 16, 2011)
(the Fund)

IMPORTANT NOTICE REGARDING CHANGE IN FUND NAME AND INVESTMENT POLICY

The Board of Trustees of PIMCO Funds approved a proposal to change both the name of the Fund and a related non fundamental investment policy of the Fund. The Fund previously adopted a policy to provide Fund shareholders with at least 60 days notice prior to a change in the Funds name and related non-fundamental investment policy. Such notice was provided through a similar supplement dated May 24, 2011. Accordingly, the Funds name and non fundamental investment policy changes will become effective on August 16, 2011. The Funds investment objective, fees and expenses, investment adviser and portfolio manager remain the same.

Therefore, until August 16, 2011, all references to the Funds name in the Statement of Additional Information shall be deleted and replaced with:

PIMCO Developing Local Markets Fund

In addition, until August 16, 2011, investment restriction number (6)(11) of the Investment Restrictions Non Fundamental Investment Restrictions section of the Statement of Additional Information is deleted in its entirety and replaced with the following:

(11) The PIMCO Developing Local Markets Fund will invest under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, developing markets.

Supplement Dated May 27, 2011 to the Prospectuses (the Prospectuses) and Statement of Additional Information (the SAI) for:

PIMCO Senior Floating Rate Fund Class A, Class C and Class R
(dated April 19, 2011) and PIMCO Senior Floating Rate Fund
Institutional Class, Class P, Administrative Class and Class D
(dated April 19, 2011), each as supplemented and revised from time to time

Disclosure Related to Change in Redemption Fee Policy for the
PIMCO Senior Floating Rate Fund (the Fund)

THIS SUPPLEMENT SUPERSEDES IN ITS ENTIRETY THE SUPPLEMENT DATED MAY 25, 2011

Effective June 13, 2011, shares of the Fund that are held 30 or fewer calendar days are subject to a redemption fee. Therefore, effective June 13, 2011, all references to the previous holding period for the imposition of a redemption fee are deleted and all statements in the Prospectuses referencing the holding period for the imposition of a redemption fee shall refer to 30 or fewer calendar days.

Statement of Additional Information

Corresponding changes are hereby made to the SAI.

Supplement Dated May 23, 2011 to the Strategic Markets
Institutional Class, Class P, Administrative Class and
Class D Prospectus (dated July 31, 2010) and the Strategic
Markets Class A, Class B, Class C and Class R Prospectus
(dated July 31, 2010) (collectively, the Prospectuses), each as supplemented and revised from time to time

Disclosure Related to the PIMCO Real IncomeTM 2019 Fund,
PIMCO Real IncomeTM 2029 Fund and PIMCO Tax Managed Real
Return Fund

Effective immediately, Rahul M. Seksaria is the portfolio manager of the PIMCO Real IncomeTM 2019 Fund and the PIMCO
Real IncomeTM 2029 Fund. Therefore, effective immediately, the last two sentences in the section titled Investment
Adviser Portfolio Manager in each Funds Fund Summary in the
Prospectuses are deleted and replaced with the following:

The Funds portfolio is managed by Rahul M. Seksaria.
Mr. Seksaria is a Senior Vice President of PIMCO and he has managed the Fund since May 2011.

In addition, effective immediately, the disclosure in the table entitled Individual Portfolio Managers providing information with respect to the PIMCO Real IncomeTM 2019 Fund and the PIMCO Real IncomeTM 2029 Fund in the Management of the Funds Individual Portfolio Managers section of the Prospectuses is deleted and replaced with the following:

		Portfolio
Fund	  	Manager	   Since    Recent Professional Experience
------------    ---------  -------  -------------------------------
PIMCO Real 	Rahul M.   05/11    Senior Vice President, PIMCO.
IncomeTM	Seksaria	    Mr. Seksaria currently focuses on
2019				    Treasury bonds, agencies and
				    interest rate derivatives.
PIMCO Real 			    He serves as the specialist for
IncomeTM			    agency and government guaranteed
2029				    securities. Mr. Seksaria
	  	 	  	    previously worked on the short-term
				    desk. Prior to joining PIMCO in 2002,
				    he held trading and structuring
				    positions in energy and other
				    commodities at Enron Corp.

Additionally, effective immediately, Mihir Worah is the co-portfolio manager of the PIMCO Tax Managed Real Return Fund. Therefore, effective immediately, the last four sentences in the section titled Investment Adviser/Portfolio Manager in the Funds Fund Summary in the Prospectuses are deleted and replaced with the following:

The Funds portfolio is jointly managed by John Cummings and Mihir Worah. Mr. Cummings is an Executive Vice President of PIMCO and Mr. Worah is a Managing Director of PIMCO. Mr. Cummings is responsible for the Funds investments in Municipal Bonds and Mr. Worah is responsible for the Funds investments in inflation indexed bonds.
Mr. Cummings has co managed the Fund since October 2009 and Mr. Worah has co managed the Fund since May 2011.

Additionally, effective immediately, the disclosure in the second to last row of the table entitled Individual Portfolio Managers providing information with respect to the PIMCO Tax Managed Real Return Fund in the Management of the Funds Individual Portfolio Managers section of the Prospectuses is deleted and replaced with the following:

		Portfolio
Fund	  	Manager	   Since    Recent Professional Experience
------------    ---------  -------  -------------------------------
PIMCO Tax 	Mirih	    05/11   Managing Director, PIMCO.
Managed 	Worah		    Mr. Worah is a Portfolio Manager
Real 				    and member of the government and
Return**** 	  	 	    derivatives desk. He joined PIMCO
				    in 2001 as a member of the analytics
				    team.

**** 	Mr. Cummings is responsible for the Funds investments in
Municipal Bonds and Mr. Worah is    responsible for the Funds
investments in inflation indexed bonds.

Supplement Dated May 24, 2011 to the Statement of Additional Information, dated July 31, 2010, as supplemented and revised from time to time

Disclosure Related to the PIMCO Real IncomeTM 2019 Fund,
PIMCO Real IncomeTM 2029 Fund and PIMCO Tax Managed Real Return Fund

Effective May 23, 2011, Rahul M. Seksaria is the portfolio manager of the PIMCO Real IncomeTM 2019 Fund and the PIMCO Real
IncomeTM 2029 Fund. Therefore, effective immediately, all references to the PIMCO Real IncomeTM 2019 Fund and the PIMCO Real IncomeTM 2029 Fund in footnote 9 following the table beginning on page 79 in the subsection titled Portfolio Managers Other Accounts Managed are deleted and replaced with the following:

							Total Assets														Total		Number of	Accounts
			Assets		Accounts	Paying a
	       Total  	of All 		Paying a	Performance
	    Numberof 	Accounts(in $ 	Performance	Fee (in $
	    Accounts	millions)	Fee		millions)
---------  ---------	------------- 	------------  	---------------
Seksaria9

Registered
Investment
Companies	2	 $25,885	   N/A		   N/A

Other
Pooled
Investment
Vehicles	0	  N/A		   N/A		   N/A

Other
Accounts	0	  N/A		   N/A	 	   N/A

9  As of May 23, 2011, Mr. Seksaria manages the PIMCO Real
IncomeTM 2019 Fund, which, as of April 30, 2011, had $18,293 million in total assets under management, and the PIMCO Real IncomeTM 2029 Fund, which, as of April 30, 2011, had $7,592 million in total assets under management.

In addition, effective May 23, 2011, Mihir Worah is the co portfolio manager of the PIMCO Tax Managed Real Return Fund. Therefore, effective immediately, all references to the PIMCO Tax Managed Real Return Fund in footnote 9 following the table beginning on page 79 in the subsection titled Portfolio Managers Other Accounts Managed are deleted and replaced with the following:

							Total Assets														Total		Number of	Accounts
			Assets		Accounts	Paying a
	       Total  	of All 		Paying a	Performance
	    Numberof 	Accounts(in $ 	Performance	Fee (in $
	    Accounts	millions)	Fee		millions)
---------  ---------	------------- 	------------  	---------------
Worah22

Registered
Investment
Companies	21	 $71,913	   0		   N/A

Other
Pooled
Investment
Vehicles	17	 $11,500	   0 		   N/A

Other
Accounts	55	 $24,755	   11		  $4,549

22 Mr. Worah manages the PIMCO CommodityRealReturn Strategy Fund, which has $16,591 million in total assets under management, the PIMCO
Real Return Fund, which has $17,771 million in total assets under management, the PIMCO Real Return Asset Fund, which has $4,188 million in total assets under management, and the PIMCO RealEstateRealReturn Strategy Fund, which has $164 million in total assets under management. As of May 23, 2011, Mr. Worah co manages the PIMCO Tax Managed Real Return Fund, which, as of April 30, 2011, had $41,248 million in total assets under management.

Additionally, effective immediately, the following sentences are added to the end of the paragraph immediately preceding the above table:

Effective May 23, 2011, Rahul M. Seksaria is the portfolio manager of the PIMCO Real Income TM 2019 Fund and the PIMCO Real IncomeTM 2029 Fund. Information pertaining to accounts managed by Mr. Seksaria is as of April 30, 2011. In addition, effective May 23, 2011, Mihir Worah is the co portfolio manager of the PIMCO Tax Managed Real Return Fund. Information pertaining to accounts managed by Mr. Worah is as of April 30, 2011.

Additionally, effective immediately, the section of the table beginning on page 85 in the subsection titled Portfolio Managers Securities Ownership relating to the PIMCO Real IncomeTM 2019 Fund and the PIMCO Real IncomeTM 2029 Fund is deleted and replaced with the following:

Portfolio	Funds Managed by  		Dollar Range of
Manager	   	Portfolio Manager 		Shares Owned
-------------   ------------------------	--------------------
Seksaria7	PIMCO Real IncomeTM 2019 	   None
		PIMCO Real IncomeTM 2029 	   None

7  As of May 23, 2011, Mr. Seksaria manages the PIMCO Real Income TM 2019
Fund and the PIMCO Real IncomeTM 2029 Fund. As of April 30, 2011, to the best of the Trusts knowledge, Mr. Seksaria did not own any shares of the PIMCO Real Income TM 2019 Fund or the PIMCO Real IncomeTM 2029 Fund.

Additionally, effective immediately, the section of the table beginning on page 85 in the subsection titled Portfolio Managers Securities Ownership relating to the PIMCO Tax Managed Real Return Fund is deleted and replaced with the following:

Portfolio	Funds Managed by  		Dollar Range of
Manager	   	Portfolio Manager 		Shares Owned
-------------   ------------------------	--------------------
Worah8		PIMCO Tax Managed Real Return 	 $1 to $10,000

8	As of May 23, 2011, Mr. Worah co-manages the PIMCO Tax Managed Real
Return Fund. Information pertaining to the securities ownership of Mr. Worah is as of April 29, 2011.